Investment Securities	12 Months Ended
Dec. 31, 2012
Investment Securities

17. Investment Securities

Current investment securities

Current investment securities at December 31 of each year consisted of the following (in millions):

	2012	2011
Equity securities — current, at cost less impairments	$150.4	$0.3
Unrealized gains on equity securities	17.5	0.1
Unrealized losses on equity securities	—	(0.1)

Total investment securities — current	$167.9	$0.3

Equity securities — current

Marketable equity securities consisted primarily of an equity investment in Alkermes plc. Following the completion of the merger between Alkermes, Inc. and EDT on September 16, 2011, we held approximately 25% of the equity of Alkermes plc (31.9 million shares). Our equity interest in Alkermes plc was recorded as an equity method investment on the Consolidated Balance Sheet at an initial carrying value of $528.6 million, based on the closing share price of $16.57 of Alkermes, Inc. shares on the date of the transaction. In March 2012, we sold 76% (24.15 million ordinary shares) of our shareholding in Alkermes plc for net proceeds of $380.9 million after deduction of underwriter and other fees. Following this sale, we continued to own 7.75 million ordinary shares of Alkermes plc, representing an approximate 6% equity interest in Alkermes plc. Following the sale of the 24.15 million ordinary shares, our remaining equity interest in Alkermes plc ceased to qualify as an equity method investment and was recorded as an available for sale investment with an initial carrying value of $126.5 million. The fair market value of this investment at December 31, 2012 was $143.5 million. For additional information relating to our net loss on disposal of the Alkermes plc equity method investment during 2012, refer to Note 9 to the Consolidated Financial Statements.

On January 31, 2013, we announced that we had agreed to sell all of our remaining 7.75 million ordinary shares of Alkermes plc. The sale closed on February 6, 2013 and we received proceeds of approximately $169.7 million.

Marketable equity securities also include an equity investment in Prothena. On December 20, 2012, we completed the separation of the Prothena Business into a new, publicly traded company incorporated in Ireland. The issued share capital of Prothena was admitted to trading on the NASDAQ Global Market on December 21, 2012. In connection with the separation of the Prothena Business, a wholly owned subsidiary of Elan subscribed for 3.2 million newly-issued ordinary shares of Prothena, representing 18% of the outstanding ordinary shares of Prothena. This investment was recorded as an available for sale investment on the Consolidated Balance Sheet at an initial carrying value of $22.9 million. The fair market value of this investment at December 31, 2012 was $23.3 million.

Marketable equity securities also include investments in emerging pharmaceutical and biotechnology companies. The fair market value of these securities was $1.1 million at December 31, 2012 (2011: $0.3 million).

Non-current investment securities

Non-current investment securities of $8.6 million as of December 31 2012 (2011: $9.8 million) were comprised of equity investments held in privately held biotech companies recorded at cost, less impairments.

Net investment losses/(gains) (in millions)

	2012	2011	2010
Net gains on sale of current investment securities	$—	$(0.1)	$(4.9)
Derivative fair value gains	—	—	(1.2)
Net gains on sale of non-current investment securities	—	(2.3)	(7.9)

Net investment gains on investment securities	—	(2.4)	(14.0)
Impairment charges	1.2	—	—
Other	—	(0.2)	1.2

Net investment (gains)/losses	$1.2	$(2.6)	$(12.8)

In 2012, we recorded an impairment charge of $1.2 million (2011: $Nil; 2010: $Nil) related to an other-than-temporary impairment of our marketable equity securities.

The framework used for measuring the fair value of our investment securities is described in Note 31.